Borrowings	12 Months Ended
Dec. 31, 2022
Borrowings [Abstract]
BORROWINGS

NOTE 14 – BORROWINGS

At December 31, 2022 and 2021, borrowings consisted of the following.

	2022	2021
Short-term borrowings	$506,578	$-
Long-term borrowings	2,171,050	-
Total	$2,677,628	$-

On January 21, March 28 and June 14, 2022, the Company entered into three borrowing agreements of RMB15,000,000 ($2,171,050 with an exchange rate of 0.1447 as of December 31, 2022), RMB1,500,000 ($217,205 with an exchange rate of 0.1447 as of December 31, 2022) and RMB3,500,000 ($506,578 with an exchange rate of 0.1447 as of December 31, 2022) from another third party in a normal course of business. The loan is a credit loan. The loans will be due by January 20, 2024, July 27, 2022 and June 13, 2023, at 12%, respectively. RMB1,500,000 ($217,205) of the principal was repaid as of December 31, 2022.

The interest expense for the years ended December 31, 2022, 2021 and 2020 was $277,894, $nil and $nil. respectively.